MASSMUTUAL FUNDS
MassMutual High Yield Fund
Supplement dated July 1, 2023 to the
Summary Prospectus dated February 1, 2023
      This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
      Effective July 13, 2023, the following information replaces similar information found under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund on page S-2:
      Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class C
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None	1.00%
Other Expenses(1)	0.07%	0.17%	0.27%	0.37%	0.27%	0.37%	0.27%	0.12%	0.07%
Total Annual Fund Operating Expenses	0.54%	0.64%	0.74%	0.84%	0.99%	1.09%	1.24%	0.59%	1.54%

(1)
Other Expenses have been restated to reflect current fees.

      Effective August 1, 2023, the following information replaces similar information found under the heading Shareholder Fees in the section titled Fees and Expenses of the Fund on page S-1:
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None	None	1.00%(1)

(1)
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

       Effective August 1, 2023, the following information replaces similar information found under the heading Example in the section titled Fees and Expenses of the Fund on page S-2:
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$173	$302	$677
Class R5	$65	$205	$357	$798
Service Class	$76	$237	$411	$918
Administrative Class	$86	$268	$466	$1,037
Class R4	$101	$315	$547	$1,213
Class A	$531	$757	$1,000	$1,697
Class R3	$126	$393	$681	$1,500
Class Y	$60	$189	$329	$738
Class C	$257	$486	$839	$1,834
      You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$157	$486	$839	$1,834
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
HY-23-01